Accrued and Other Liabilities	12 Months Ended
Dec. 31, 2016
Accrued Liabilities and Other Liabilities [Abstract]
Accrued and Other Liabilities
Accrued and Other Liabilities
Accrued and other liabilities consist of the following:

As of December 31	2015	2016
(in thousands)	EUR	EUR

Deferred revenue	1,737,391	1,703,049
Costs to be paid	224,597	197,549
Down payments from customers	606,804	363,237
Personnel related items	341,554	401,790
Derivative financial instruments	20,860	113,900
Standard warranty reserve	18,803	36,463
Other	30,953	35,754
Accrued and other liabilities	2,980,962	2,851,742
Less: non-current portion of accrued and other liabilities [1,2]	414,369	615,730
Current portion of accrued and other liabilities	2,566,593	2,236,012

1.
As of December 31, 2015 the main part of the non-current portion of accrued and other liabilities relates to down payments received from customers regarding future shipments of EUV systems and deferred revenue with respect to services.

2.
As of December 31, 2016 the main part of the non-current portion of accrued and other liabilities relates to down payments received from customers regarding future shipments of EUV systems and deferred revenue for pending services and EUV systems and upgrades.

The decrease in accrued and other liabilities mainly relates to a decrease in down payments from customers which is partly offset by an increase in derivative financial instruments.
Deferred revenue as of December 31, 2016 mainly consists of deferred revenue for system shipments and credits regarding free or discounted products or services as part of volume purchase agreements amounting to EUR 1,349.8 million (2015: EUR 1,402.6 million) and extended and enhanced (optic) warranty contracts amounting to EUR 312.1 million (2015: EUR 303.3 million). Both include deferred revenue with respect to our EUV systems, NXE:3300B and NXE:3350B.
Costs to be paid as of December 31, 2016 include anticipated losses on constructive obligations to upgrade EUV sources in the field of EUR 88.8 million (2015: EUR 92.7 million). In addition, costs to be paid include accrued costs for unbilled services provided by suppliers including contracted labor, outsourced services and consultancy.
Down payments from customers relate to amounts received from customers for systems that will be shipped in future periods. The decrease compared to 2015 is mainly due to EUV-related down payments which were recognized in net system sales in 2016.
Personnel related items mainly consist of accrued profit sharing, accrued management bonuses, accrued vacation days, accrued pension premiums, accrued wage tax and accrued vacation allowance. The increase in accrued personnel related items as of December 31, 2016 compared to December 31, 2015 is mainly the result of the increase in our number of FTEs.
Derivative financial instruments consist of the fair value of foreign currency contracts and the aggregate fair value of interest rate swaps which includes accrued interest that increased in value as a result of newly entered hedges for the eurobonds issued July 2016 and November 2016 and the strengthening of the US dollar, see Note 4.
Changes in standard warranty reserve for the years 2016 and 2015 are as follows:

Year ended December 31	2015	2016
(in thousands)	EUR	EUR

Balance at beginning of year	41,508	18,803
Acquisitions through business combinations	—	1,717
Additions for the year	23,067	51,148
Utilization of the reserve	(37,006)	(32,539)
Release of the reserve	(11,837)	(4,218)
Effect of exchange rates	3,071	1,552
Balance at end of year	18,803	36,463

The increase in the standard warranty reserve is mainly explained by more high-end technology systems (including 4 EUV systems as of December 31, 2016, where there was 1 EUV system included as of December 31, 2015) in their standard warranty period. For more information with respect to business combinations, see Note 2.